EXHIBIT 10.4

SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of October 28, 2010 (as amended, supplemented, or otherwise modified from time to time, this “Agreement”) is entered into by and between Raser Power Systems, LLC, a Delaware limited liability company (the “Company”) and Evergreen Clean Energy, LLC, a Delaware limited liability company (the “Lender”). Company and Lender are sometimes hereinafter collectively referred to as “Parties” and individually as a “Party”.

R E C I T A L S:

     The Company is a wholly-owned subsidiary of Raser Technologies, Inc. (“Raser” or “Borrower”), and the Lender has agreed to make loans to Raser pursuant to that certain Letter Agreement of even date herewith among the Parties and Raser and under that certain Secured Promissory Note of even date herewith made by Borrower in favor of Lender (as amended or restated from time to time, the “Note”). The Borrower acknowledges this Agreement and agrees to cause the Company to enter into and comply with all of the Company’s obligations described herein.

     The Lender has requested and the Company has agreed to grant to the Lender a security interest in the Collateral to secure the Obligations (as hereinafter defined).

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

     1. Definitions. As used in this Agreement, the following terms have the respective meanings specified below, unless the context requires otherwise:

“Collateral” shall have the meaning given thereto in Section 2 hereof. “Event of Default” shall have the meaning given thereto in Section 6 hereof.

     “Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien (statutory or other), pledge, hypothecation, collateral assignment, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, (c) the filing under the UCC or comparable law of any jurisdiction of any financing statement naming the owner of such asset as debtor, and (d) any other preferential arrangement of any kind or nature whatsoever intended to assure payment of any indebtedness or other obligation.

     “Obligations” shall mean all obligations, liabilities, indebtedness and other amounts of every nature owing from time to time by the Company to the Lender under the Note (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of the Company, whether or not allowed or allowable in such case or proceeding).

     “Person” shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any Governmental Authority.

“UCC” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

     2. Grant of Security Interest. As collateral security for the punctual payment and performance of all Obligations when due, the Company hereby pledges, assigns, and grants to the Lender a first priority security interest in, and lien on, all of the Company’s right, title, and interest in and to the following property, regardless of where located (collectively, for purposes of this Agreement, the “Collateral”): (i) the property identified on Schedule A hereto, together with any and all parts, additions, and replacements made to such property, and (ii) all proceeds, profits, rents, royalties or other benefits appertaining to of any of the foregoing.

     3. Representations and Warranties. The Company represents and warrants to the Lender that: (a) as of the date hereof, the information regarding the Company set forth on Schedule B hereto is true, correct, and complete, (b) the Company has all necessary right, power, and authority to grant to the Lender a security interest in the Collateral and has taken all necessary action to authorize the Company’s execution, delivery, and performance of this Agreement, including all necessary actions by partners, members, or managers, as the case may be, (c) the Company is, and at all times will continue to be, the legal and beneficial owner of the Collateral, (d) except for the security interest granted to the Lender hereunder, the Company owns the Collateral free and clear of any Lien and all Collateral has been duly and validly pledged hereunder, and (e) there are no filings or recordations against the Collateral that grant or purport to grant a Lien in any Collateral to any other Person.

     4. Covenants. The Company covenants and agrees with the Lender that: (a) the Company will (i) be solely responsible for all matters relating to the Collateral, (ii) not, and will not purport to, grant or suffer Liens against, or sell, transfer or dispose of any Collateral, (iii) from time to time take all actions and make all filings, registrations, and recordations reasonably requested by the Lender in order to perfect or maintain the priority of the Lender’s security interest in the Collateral, including, without limitation, filing UCC financing statements, with the Secretary of State of the State of Delaware and of each other jurisdiction reasonably requested by Lender, and (iv) hold in trust for the Lender in the form received (except for any necessary endorsements) all property, proceeds, or distributions received by the Company on account of any Collateral, (b) at any time and from time to time, after the occurrence and during the continuance of any Event of Default, the Lender may transfer all or any part of the Collateral to the Lender’s name or that of its nominee, and exercise all rights as if the absolute owner thereof, and file a proof of claim for, receive payments or distributions on, and exchange or release Collateral in any bankruptcy, insolvency or similar proceeding, (c) the Lender is authorized to file UCC financing statements and/or a copy of this Agreement and give notice to third parties regarding the Collateral without the Company’s signature to the extent permitted by applicable law, (d) the Company will not change its name, type of organization, address, or legal domicile without providing written notice to the Lender within 30 days following such change, and (e) the Lender may rely upon any written (including telecopy), telephonic, or oral communication in good faith believed by the Lender to have been authorized by the Company.

     5. No Discharge of the Company. The Company hereby irrevocably, unconditionally and expressly waives, to the fullest extent permitted by applicable law, all defenses, counterclaims, rights of setoff, any requirement that the Lender first proceed against any guarantor or any other security, all requirements for notice of any kind, demand, protest, presentment, notice of non-payment, default or dishonor of any Obligation, notice of acceptance hereof, marshalling of assets and the like, including, without limitation, any right to notice or judicial hearing in connection with the Lender’s taking possession of, or disposition of, any Collateral, any notice of any sale, transfer or other disposition by the Lender of any Obligation, and all damages occasioned by any of the foregoing. No invalidity or unenforceability of any Obligations shall affect, impair or be a defense to any of the Company’s obligations or agreements or any of the Lender’s rights or remedies hereunder. To the fullest extent permitted by law, the Company also waives any and all rights or defenses arising by reason of any law that in any other way would otherwise require any election of remedies by the Lender.

     6. Events of Default. Each of the following events or conditions is an “Event of Default”: (a) any representation or warranty made by the Company or the Borrower under or in connection with the Note or this Agreement shall have been incorrect in any material respect when made or deemed made, (b) the Company or the Borrower shall fail, in any material respect, to perform or comply with any covenant or agreement contained in the Note or this Agreement required to be performed or observed by it, including, without limitation, payment in full of all Obligations under the Note on the Maturity Date, (c) the Company or the Borrower (i) shall institute any proceeding or voluntary case seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Company or the Borrower or for any substantial part of its or their property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (c), (d) any proceeding shall be instituted against the Company or the Borrower seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Company or the Borrower or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against the Company or the Borrower or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur, (e) any Lien or security interest created by this Agreement shall, for any reason, cease to be valid, or any action is commenced by the Company or the Borrower which contests the validity, perfection or enforceability of any of the Lien and security interest of the Lender created by this Agreement, or (f) this Agreement shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Lender on any Collateral purported to be covered thereby.

     7. Remedies. Upon the occurrence, and during the continuation, of any Event of Default, the Lender shall have the right to take possession of, and sell, redeem, assign, liquidate, transfer and deliver all or any part of the Collateral, at any brokers’ board or exchange, or at public or private sale or otherwise, at the option of the Lender, for cash or on credit for future delivery, in such parcel or parcels and at such times and places, and upon such terms and conditions as the Lender may deem proper, and in connection therewith may grant options and impose reasonable conditions, all without (except as same are required by applicable law and cannot be waived or are expressly required herein) advertisement or demand upon or notice to the Company or any other person entitled to notice or right of stay, extension, moratorium, appraisal or redemption of the Company, all of which are hereby expressly waived to the fullest extent permitted by applicable law; upon each such sale, the Lender, to the extent permitted by law, may purchase all or any of the Collateral, free and clear of all claims, rights of redemption and equities of the Company; and the Lender shall have all of the rights and remedies of a secured party under the UCC and any other applicable law. Notwithstanding any other provisions of this Agreement to the contrary, any sale or disposition of the Collateral by Lender shall be conducted in a commercially reasonable manner. Without limiting the generality of the foregoing, Lender shall (i) advertise at least three times the sale of such Collateral 45 or more days in advance of the sale in publications that specialize in power generation equipment; (ii) utilize a professional auctioneer with prior experience in the sale of technical equipment who has contacts in the power industry; and (iii) prepare such Collateral for sale in a reasonable manner.

     8. Sales of Collateral. To the extent required by applicable law that cannot be waived, the Lender will give the Company notice of the time and place of any public sale or of the time after which any private sale or other disposition of Collateral is to be made, by sending notice at least 20 days before the time of sale or disposition, which the Company agrees is reasonable. The Lender shall comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Lender may convert any proceeds in foreign currency to U.S. dollars at the average of the buying spot rates of exchange for freely transferable U.S. dollars in effect at the lending office selected by the Lender as at the close of business on the date of payment of the sales price for such Collateral. After deducting its actual costs and expenses from the proceeds of sale, the Lender may apply any residue to pay the Obligations in such order as it elects.

     9. Attorney-in-fact. The Company hereby irrevocably designates and appoints each of the Lender and any designee or agent (each an “Attorney”) as attorney-in-fact of the Company, with full power of substitution, each with authority acting alone, following the occurrence and during the continuance of any Event of Default, to execute assignments and other instruments of conveyance, and do all other acts and things necessary and advisable in the sole discretion of Attorney to carry out and enforce Lender’s rights in and to the Collateral under this Agreement. All acts of each Attorney are hereby ratified and approved and no Attorney shall be liable for any acts of commission or omission or for errors of judgment or mistake of fact or law. This power of attorney is irrevocable and coupled with an interest.

     10. Severability. In the event and to the extent that any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11. Waivers. No failure or delay by the Lender in exercising any right or remedy and no course of dealing between the Lender and the Company shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof. All rights and remedies of the Lender shall be cumulative and may be exercised singly or concurrently. No notice to or demand on the Company shall entitle the Company to any other or further notice or demand, or constitute a waiver of the Lender’s rights.

     12. Amendment; Successors and Assigns. This Agreement may not be assigned, modified, changed, waived or discharged, except by a writing signed by the parties hereto; provided, that Lender may assign this Agreement and its rights hereunder to any affiliate of Lender without the consent of the Company and may assign such to a third party with the prior written consent of the Borrower, which consent will not be unreasonably withheld. Any waiver of any provision of this Agreement or any consent to any departure by the Company therefrom shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be and remain the independent obligation of the Company, shall inure to the benefit of and be enforceable by the Lender and its successors and permitted transferees and assigns, and shall be binding upon the Company and the Company’s successors. This Agreement shall terminate upon final payment in full in cash to the Lender of all of the Obligations, and shall continue to be effective or shall be reinstated, as the case may be, if at any time payment of or on account of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of the Company or any other person or otherwise, all as though such payment had not been made.

     13. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party shall be in writing and shall be deemed effective (i) upon personal delivery, if delivered by hand, or (ii) three days after the date of deposit in the mails, postage prepaid if mailed by certified or registered mail, or (iii) on the next business day, if sent by prepaid overnight courier service, addressed as follows:

Addresses for Notice:

Company:
Raser Power Systems, LLC
c/o Raser Technologies, Inc.
5152 N. Edgewood Drive, Suite 200
Provo, Utah 84604
Telephone: 801-765-1200
Attention: Nick Goodman

Borrower:
Raser Technologies, Inc.
5152 N. Edgewood Drive, Suite 200
Provo, Utah 84604
Telephone: 801-765-1200
Attention: Nick Goodman

Lender:
Evergreen Clean Energy, LLC
3rd Floor, Vintage Building No. 3
4626 North 300 West
Provo, Utah 84604
Telephone: 801-404-3943
Attention: Dean Rostrom and Mark Burdge

Either party may change the address to which notices are to be sent by giving notice of such change of address to the other party in the manner herein provided for giving notice.

     14. Counterparts. This Agreement may be executed in any number of counterparts on separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by any electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

     15. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF UTAH (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF UTAH OR OF THE UNITED STATES FOR THE DISTRICT OF UTAH, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE COMPANY,

AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE COMPANY. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

(Signature page to follow)

     IN WITNESS WHEREOF, the parties have executed and delivered this Security Agreement as of the day and year first above written.

RASER POWER SYSTEMS, LLC

By: /s/ Richard D. Clayton Name: Richard D. Clayton Title: Manager

EVERGREEN CLEAN ENERGY, LLC

By: /s/ Dean Rostrom Name: Dean Rostrom Title:Principal

ACKNOWLEDGED AND AGREED: RASER TECHNOLOGIES, INC.

By: /s/ Nicholas Goodman Name: Nicholas Goodman Title: CEO

Schedule A
Collateral

Equipment Type	Description	Serial Number

Transformer	ABB 12000/16000/20000/22400 KVA	HC28872-001
Mineral Oil Field Substation Transformer
69000 delta

*Original purchase price $542,900

Schedule B
Company’s Information

Type of Organization:	a limited liability company

Chief Executive Office:	5152 N. Edgewood Drive, Suite 200
Provo, UT 84604
Telephone No.: 801 765-1200
Telecopy No.: [ ___________ ]
Attention: Nick Goodman

Jurisdiction of Organization:	Delaware

Taxpayer Id. No.:
Organization Id. No.:

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